SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                June 1, 1999
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                      (Date of earliest event reported)


                            Banknorth Group, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                              000-18173                      03-0321189
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(State or other jurisdiction  (Commission File Number)            (IRS Employer
of incorporation)                                           Identification No.)



300 Financial Plaza, PO Box 5420, Burlington, Vermont                05401-5420
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(Address of principal executive offices)                             (Zip Code)


                               (802) 658-9959
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            (Registrant's telephone number, including area code)


                               Not Applicable
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            (Former name, former address and former fiscal year,
                        if changed since last report)



Item 5.  Other Events
         ------------

      As previously reported, on June 2, 1999, Banknorth Group, Inc. (the "Company") announced that it and Peoples Heritage Financial Group, Inc. ("PHFG") had entered into an Agreement and Plan of Merger, dated as of June 1, 1999 (the "Agreement"), which sets forth the terms and conditions pursuant to which the Company would be merged with and into PHFG (the "Merger") and PHFG would change its name to "Banknorth Group, Inc." The Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of the Company (subject to certain exceptions) will be converted into the right to receive 1.825 shares of PHFG's common stock, plus cash in lieu of any fractional share interest. Consummation of the Merger is subject to a number of conditions, including
(i) the approval of the Agreement and the Merger by the shareholders of the Company and PHFG, (ii) the receipt of requisite regulatory approvals, (iii) receipt by the parties of an opinion of counsel as to certain tax consequences of the Merger, (iv) receipt by the parties of letters from their independent public accountants stating their opinion that the Merger shall qualify for pooling-of-interests accounting treatment and (v) satisfaction of certain other conditions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibits are included with this Report:

            Exhibit 2.1 Agreement and Plan of Merger, dated as of June 1, 1999, between PHFG and the Company (1)

            Exhibit 10.1 Stock Option Agreement, dated as of June 1, 1999, between PHFG (as grantee) and the Company (as issuer) (1)

            Exhibit 10.2 Stock Option Agreement, dated as of June 1, 1999, between PHFG (as issuer) and the Company (as grantee) (1)

            Exhibit 10.3 Form of letter agreement between affiliates of the Company and PHFG (1)

            Exhibit 10.4 Form of letter agreement between affiliates of PHFG and PHFG (1)

            Exhibit 99.1   Press Release, dated June 2, 1999 (2)

            Exhibit 99.2 Amendment, dated as of June 1, 1999, to the Rights Agreement, dated as of November 27, 1990 and amended and restated as of September 4, 1998, between the Company and Registrar and Transfer Company, as Rights Agent (1)

            Exhibit 99.3 Amendment, dated as of June 1, 1999, to the Rights Agreement, dated as of September 12, 1989, between PHFG and American Stock Transfer & Trust Company, as Rights Agent (1)


[FN]
--------------------
<F1>  Filed with the Commission on June 9, 1999 by Peoples Heritage
      Financial Group, Inc. (Commission File No. 000-16947) as an exhibit to its Current Report on Form 8-K/A, and incorporated herein by reference.
<F2>  Previously filed.


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BANKNORTH GROUP, INC.

                                       By:  /s/ Thomas J. Pruitt
                                            -------------------------------
                                            Name:   Thomas J. Pruitt
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer


Date:  June 10, 1999